EXHIBIT 99.4

                       PAR PHARMACEUTICAL COMPANIES, INC.
        UNAUDITED CONDENSED CONSOLIDATED PRO FORMA FINANCIAL INFORMATION
                                  JULY 4, 2004
--------------------------------------------------------------------------------


1.   BASIS OF PRO FORMA PRESENTATION

     The following unaudited condensed consolidated pro forma financial statements have been prepared to give effect to Par Pharmaceutical Companies, Inc. ("Par" or the "Company") acquisition of Kali Laboratories, Inc. ("Kali"). These pro forma statements are presented for illustrative purposes only.

     The pro forma adjustments are based upon available information and assumptions that Par believes are reasonable. A preliminary allocation of the purchase price for the above transaction has not been completed. A determination of the fair value of the underlying assets acquired and liabilities assumed is in process. It is expected that a significant portion of the allocation will be made to in-process research and development, which will be expensed upon recognition. The unaudited condensed consolidated pro forma financial statements do not purport to represent what the consolidated results of operations or financial position of Par would actually have been if the acquisition had occurred on the dates referred to below, nor do they purport to project the results of operations or financial position of Par for any future period.

     The unaudited condensed consolidated pro forma statements of operations for the year ended December 31, 2003 and for the six month period ended July 4, 2004 were prepared by combining Par's statement of operations for the respective periods with Kali's statement of operations for the similar respective periods, giving effect to the acquisition as though it occurred on the first day of the respective fiscal year. Par's statements for the six months ended July 4, 2004 include the results of Kali from the acquisition date. The accompanying combined financial statements of Kali include the accounts of VGS Holdings, Inc. ("VGS"), which are under common control.

     These unaudited condensed consolidated pro forma statements of operations do not give effect to any restructuring costs or any potential cost savings or other operating efficiencies that could result from the acquisition, or any non-recurring charges or credits resulting from the transaction such as in-process research and development charges.

     The unaudited condensed consolidated pro forma financial statements should be read in conjunction with the historical financial statements of Par included in its Annual Report on Form 10-K for the year ended December 31, 2003 (filed March 15, 2004).

     On June 10, 2004, the Company completed its acquisition of Kali for $140,430 in cash and $2,530 in warrants. The purchase price included forgiving a $10,000 loan made by the Company to Kali in March 2004. The estimated fair value of the Kali assets acquired was not readily determinable at July 4, 2004. Therefore, the net purchase price of Kali is currently being reflected on Par's balance sheet as unallocated purchase price of $142,960.

2.   INCOME STATEMENT ADJUSTMENTS

FOR THE SIX MONTHS ENDED JULY 4, 2004

(a) Represents the unaudited condensed statement of operations of Par at July 4, 2004.

(b) Represents the unaudited condensed combined statement of operations of Kali at July 4, 2004.

(c) Represents accounts of VGS (research and development $52, selling, general and administrative $(2) and interest expense $14), which was not acquired with the purchase of Kali, the results of Kali (revenues $(431), research and development $(277), selling, general and administrative $(195) and interest expense $(2)) from the acquisition date to July 4, 2004 and intercompany revenues and cost of goods sold related to a product development agreement $(465).

(d) Represent the tax benefit from including Kali's operating results in the consolidated results of Par.

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

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2003

(a) Represents the unaudited condensed statement of operations of Par at December 31, 2003.

(b) Represents the unaudited condensed combined statement of operations of Kali at December 31, 2003.

(c) Represents accounts of VGS (research and development $144, selling, general and administrative $(2) and interest expense $93), which was not acquired with the purchase of Kali, and intercompany revenues and cost of goods sold related to a product development agreement $(395).

(d) Represent the tax benefit from including Kali's operating results in the consolidated results of Par.

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


                       PAR PHARMACEUTICAL COMPANIES, INC.
      UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
                         SIX MONTHS ENDED JULY 4, 2004
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)



                                          PAR (A)    KALI (B)   ADJUSTMENTS   PRO FORMA
                                          -------    --------   -----------   ---------
Total revenues                           $424,298     $1,680      $(896)(c)    $425,082
Cost of goods sold                        280,629          -       (465)(c)     280,164
                                          -------     ------      -------       -------
Gross margin                              143,669      1,680       (431)        144,918
Operating expenses (income):
Research and Development                   16,662      6,381       (225)(c)      22,818
  Selling, general and administrative      30,736        343       (197)(c)      30,882
  Settlements                              (2,846)         -          -          (2,846)
                                          -------     ------      -------       -------
  Total operating expenses                 44,552      6,724       (422)         50,854
Operating income (loss)                    99,117     (5,044)        (9)         94,064
Other (expense) income, net                   (75)        40         (2)            (37)
Interest expense, net                        (573)       (40)        12 (c)        (601)
                                          -------     ------      -------       -------
Income (loss) before provision
  (benefit)for income taxes                98,469     (5,044)         1          93,426
Provision (benefit) for income taxes       38,403          1     (1,968)(d)      36,436
                                          -------     ------      -------       -------
NET INCOME (LOSS)                         $60,066    $(5,045)    $1,969         $56,990
                                           ======      =====      =====          ======

Net income per share of common
stock:
  Basic                                     $1.75                                 $1.66
                                             ====                                  ====
  Diluted                                   $1.70                                 $1.62
                                             ====                                  ====

Weighted average number of
  common shares outstanding:
  Basic                                    34,359                                34,359
                                           ======                                ======
  Diluted                                  35,247                                35,247
                                           ======                                ======


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



                      PAR PHARMACEUTICAL COMPANIES, INC.
      UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2003
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                 (UNAUDITED)



                                   PAR (A)      KALI (B)    ADJUSTMENTS   PRO FORMA
                                   -------      --------    -----------   ---------

Total revenues                    $661,688     $1,402      $(395)(c)     $662,695
Cost of goods sold                 378,513          -       (395)(c)      378,118
                                   -------      -----       -----         -------
Gross margin                       283,175      1,402          -          284,577
Operating expenses:
Research and Development            24,581      2,672        144 (c)       27,397
  Selling, general and
  administrative                    57,575        447         (2)(c)       58,020
                                   -------      -----       -----         -------
  Total operating expenses          82,156      3,119        142           85,417

Operating income                   201,019     (1,717)      (142)         199,160

Other expense, net                     (95)      (378)         -             (473)
Interest expense, net                 (281)      (174)        93 (c)         (362)
                                   -------      -----       -----          -------
Income (loss) before provision
  (benefit) for income taxes       200,643     (2,269)       (49)         198,325
Provision (benefit) for income
  taxes                             78,110         (6)      (904)(d)       77,200
                                   -------      -----       -----         -------
NET INCOME (LOSS)                 $122,533    $(2,263)      $855         $121,125
                                   =======      =====        ===          =======

Net income per share of common
  stock:
  Basic                              $3.66                                  $3.62
                                      ====                                   ====
  Diluted                            $3.54                                  $3.50
                                      ====                                   ====

Weighted average number of
  common shares outstanding:
  Basic                             33,483                                 33,483
                                    ======                                 ======
  Diluted                           34,638                                 34,638
                                    ======                                 ======


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